UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EMC Corporation

(Name of Registrant as Specified In Its Charter)

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EMC CORPORATION

176 SOUTH STREET, HOPKINTON, MA 01748

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Wednesday, May 21, 2008

You can view the Annual Report and

Proxy Statement for EMC Corporation at:

http://bnymellon.mobular.net/bnymellon/emc

NAME/ADDRESS IMPRINT AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

The 2008 Annual Meeting of Shareholders of EMC Corporation will be held at EMC’s facility at 21 Coslin Drive,

Southborough, Massachusetts, on Wednesday, May 21, 2008, at 10:00 a.m. (local time).

The following proposals will be considered at the Annual Meeting: Item 1. Election of eleven (11) members to the Board of Directors.

01	Michael W. Brown 05 W. Paul Fitzgerald 09 Paul Sagan
02	Michael J. Cronin 06 Olli-Pekka Kallasvuo 10 David N. Strohm
03	Gail Deegan 07 Edmund F. Kelly 11 Joseph M. Tucci
04	John R. Egan 08 Windle B. Priem

Item 2. Ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s

independent auditors for the fiscal year ending December 31, 2008. Item 3. Approval of amendments to EMC’s Articles of Organization and Bylaws to implement majority vote for directors, as described in EMC’s Proxy Statement. Item 4. Approval of amendments to EMC’s Articles of Organization to implement simple majority vote, as described in EMC’s Proxy Statement.

The Board of Directors unanimously recommends a vote “FOR” Items 1-4.

The Board of Directors has fixed the close of business on March 20, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy

when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

CONTROL NUMBER RESTRICTED AREA 3”x 1/2”

BAR CODE AREA RESTRICTED

2	3/4”x 1/2”

To attend the Annual Meeting and vote in person, please see the instructions in the Proxy Statement or on the web at www.emc.com.

If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before May 7, 2008 to facilitate a timely delivery.

The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/emc the Notice of Annual Meeting;

the 2008 Proxy Statement (including all attachments thereto);

the Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by e-mail at shrrelations@mellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/emc.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for EMC are available to review at: http://bnymellon.mobular.net/bnymellon/emc

Have this notice available when you request a paper copy of the Proxy Materials,

when you want to view your Proxy Materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the internet to vote your shares. Have this card in hand when you access the above website. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.